DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Amandip Jagpal,an individual having an address at 3640 176th Street

Surrey, BC Canada V3S 0L5

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at December 1, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on March 2, 2011.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 1, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per:/s/  Amandip Jagpal

 ________________________________

Amandip Jagpal

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

(the “Company”)

OF THE FIRST PART

AND:

Braygus Holdings LLC, a company incorporated under the laws of California, having an address at 2549 Eastbluff Dr., Suite 216, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $7,000.00 (the “Debt”) as at December 12, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on October 13, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 7,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 12, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Braygus Holdings LLC

Per:    /s/ Derek Nguyen

_________________________________

Derek Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

CDM Capital, LLC, a company incorporated under the laws of California, having an address at 620 Newport Center Drive, Suite 1100, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $2,000.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 2, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 2,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CDM Capital, LLC

Per:      /s/ Khanh Nguyen

___________________________

Khanh Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

CDM Capital, LLC, a company incorporated under the laws of California, having an address at 620 Newport Center Drive, Suite 1100, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $2,000.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 10, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 2,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

 _________________________________

Dr. Robert Melamede, Director and CEO

CDM Capital, LLC

Per:      /s/ Khanh Nguyen

___________________________

Khanh Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 27th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

CDM Capital, LLC, a company incorporated under the laws of California, having an address at 620 Newport Center Drive, Suite 1100, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at October 27, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on August 16, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 27, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CDM Capital, LLC

Per:      /s/ Khanh Nguyen

___________________________

Khanh Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Daniel G. Rodriguez, an individual having an address at 6228 Fulton Ave. #307

Valley Glen, Ca. 91401

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $8,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on October 13, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 8,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per:      /s/  Daniel Rodriguez

 _________________________________

Daniel Rodriguez

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 3rd day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Donald Shaxon, an individual having an address at 3129 Centennial Drive, Burlington, ON  Canada L7M 1B8

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $1,500.00 (the “Debt”) as at October 3, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on July 30, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 1,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 3, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per:      /s/ Donald Shaxon

 __________________________________

Donald Shaxon

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Global Trading Group, Inc., a company incorporated under the laws of California, having an address at 9039 Bolsa Ave, Suite 210, Westminster, CA 90210

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $8,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 17, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 8,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Global Trading Group, Inc.

Per:    /s/  Vu Le

_________________________________

Vu Le, President

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Harpreet Hayer, an individual having an address at 7641 145th Street

Surrey, BC Canada V3S 9C4

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at December 1, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on March 2, 2011.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 1, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per: /s/  Harpeet Hayer

 _________________________________

Harpreet Hayer

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Intrinsic Capital Corp., a company incorporated under the laws of Nevada, having an address at #1516 E. Tropicana Ave, Suite 155, Las Vegas NV 89119

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at December 1, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on April 2, 2011.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 1, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Intrinsic Capital Corp.

Per: /s/  Audrey C. Perez

 _________________________________

Audrey C. Perez, President

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 27th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Intrinsic Capital Corp., a company incorporated under the laws of Nevada, having an address at #1516 E. Tropicana Ave, Suite 155, Las Vegas NV 89119

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at October 27, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on August 16, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 27, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Intrinsic Capital Corp.

Per: /s/ Audrey C. Perez

 _________________________________

Audrey C. Perez, President

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231.

(the “Company”)

OF THE FIRST PART

AND:

Mark Friedman, an individual, having an address at 940 North East 170 St., Apt 110

North Miami, FL 33162.

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $300.00 (the “Debt”) as at October 12, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on July 15, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 300,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 12, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Creditor

Per:      /s/  Mark Friedman

___________________________

Mark Friedman

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Maverick Technologies Inc., a company incorporated under the laws of Nevada, having an address at 1516 E. Tropicana Ave, Suite 155, Las Vegas, NV 89119

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 14, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC.

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

MAVERICK TECHNOLOGIES INC.

Per:      /s/  Zuen Situ

___________________________

Zuen Situ

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

ROBINSON HOLDINGS GROUP, LLC, a company incorporated under the laws of California, having an address at 8211 - 20th Ave, Westminster, CA 92683

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $8,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on October 7, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 8,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

ROBINSON HOLDINGS GROUP, LLC

Per:      /s/ Anh To

___________________________

Anh To, President

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 4th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Ruben Macedo, an individual having an address at 91 Lounsbury Rd.,

Trumbull, CT 06611

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $3,500.00 (the “Debt”) as at October 4, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on July 30, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 3,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 4, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per:      /s/  Ruben Macedo

__________________________________

Ruben Macedo

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

(the “Company”)

OF THE FIRST PART

AND:

Stacey Lewis, an individual having an address at 9107 Wilshire Blvd, Suite 405, Los Angeles, CA 90210

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $8,500.00 (the “Debt”) as at December 12, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on May 18, 2011.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 8,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 12, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

CREDITOR

Per: /s/  Stacey Lewis

 _________________________________

Stacey Lewis

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

VNC Associates, LLC, a company incorporated under the laws of California, having an address at 2549 Eastbluff Dr., Suite 216, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $8,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 2, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 8,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

VNC Associates, LLC

Per:      /s/ Derek Nguyen

___________________________

Derek Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 11th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231.

(the “Company”)

OF THE FIRST PART

AND:

Youn Mi Kwon, an individual, having an address at 817-788 Richards Street, Vancouver, BC V6B 0C7.

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $3,000.00 (the “Debt”) as at October 11, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on March 2, 2011.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 3,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 11, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Creditor

Per:      /s/ Youn Mi Kwon

___________________________

Youn Mi Kwon

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of December 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

(the “Company”)

OF THE FIRST PART

AND:

Zenetek, LLC, a company incorporated under the laws of California, having an address at 2549 Eastbluff Dr., Suite 216, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $3,000.00 (the “Debt”) as at December 12, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on October 13, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 3,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

December 12, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Zenetek, LLC

Per:    /s/  Derek Nguyen

_________________________________

Derek Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 2nd day of November 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Zenetek, LLC, a company incorporated under the laws of California, having an address at 2549 Eastbluff Dr., Suite 216, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $4,500.00 (the “Debt”) as at November 2, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on September 2, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 4,500,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

November 2, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Zenetek, LLC

Per:    /s/  Derek Nguyen

_________________________________

Derek Nguyen

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 4th day of October 2011.

BETWEEN:

Cannabis Science, Inc., a company incorporated under the laws of

Nevada and having an office at 2422 S. Trenton Way, Unit H, Denver, CO 80231

(the “Company”)

OF THE FIRST PART

AND:

Zenetek, LLC, a company incorporated under the laws of California, having an address at 2549 Eastbluff Dr., Suite 216, Newport Beach, CA 92660

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

  The Company is indebted to the Creditor in the total amount of US $3,000.00 (the “Debt”) as at October 4, 2011;

  The Company wishes to settle the Debt by issuing to the Creditor, or its assigns, shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1.         ACKNOWLEDGMENT OF DEBT

1.1       The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

1.2       The Debt was recorded on the books of the Company on July 15, 2010.

2.         ISSUANCE OF SHARES

2.1       The Company agrees to issue to the Creditor and the Creditor agrees to accept 3,000,000 shares of common stock of the Company (the “Shares”) at a deemed price of US $0.001 per Share as full and final payment of the Debt.

2.2       The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt.  This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3.         REPRESENTATIONS OF CREDITOR

The Creditor represents, warrants and acknowledges to the Company that:

(a)        the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at

October 4, 2011, including principal, interest to the date hereof and costs;

(b)        the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c)        no third party has any right to payment of all or any portion of the Debt;

(d)        the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e)        if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f)        the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in the United States to issue the Shares to the Creditor;

(g)        the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(h)        the Shares will be subject to resale restrictions as required by applicable securities law and the

Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company’s obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing.  Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor.  The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4.         GENERAL PROVISIONS

4.1       Time will be of the essence of this Agreement.

4.2       The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3       The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties regarding the subject matter of this Agreement.

4.4       All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.5       This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.6       This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.7       This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CANNABIS SCIENCE, INC

Per:      /s/  Robert Melamede

_________________________________

Dr. Robert Melamede, Director and CEO

Zenetek, LLC

Per:    /s/  Derek Nguyen

_________________________________

Derek Nguyen